UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 3, 2022

Public Service Enterprise Group Incorporated
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973
430-7000
(Registrant’s telephone number, including area code)
Public Service Electric and Gas Company
(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973
430-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Public Service Enterprise Group Incorporated
Common Stock without par value	PEG	New York Stock Exchange

Public Service Electric and Gas Company
8.00% First and Refunding Mortgage Bonds, due 2037	PEG37D	New York Stock Exchange
5.00% First and Refunding Mortgage Bonds, due 2037	PEG37J	New York Stock Exchange
Indicate by check mark whether any of the registrants is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

The information contained in Item 2.02. Results of Operations and Financial Condition in this Form
8-K
is furnished solely for Public Service Enterprise Group Incorporated (PSEG). The information contained in Item 7.01 Regulation FD Disclosure in this combined Form
8-K
is separately furnished, as noted, by PSEG and Public Service Electric and Gas Company (PSE&G). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form
8-K.
PSE&G makes representations only as to itself and makes no other representations whatsoever as to any other company. The materials furnished as Exhibits 99 and 99.1 are available on the corporate.pseg.com website under the investor tab, or at http://investor.pseg.com.
Item 2.02 Results of Operations and Financial Condition
PSEG
On May 3, 2022, PSEG announced financial results for the three months ended March 31, 2022. A copy of the earnings release dated May 3, 2022 is furnished as Exhibit 99 to this Form
8-K.
Item 7.01 Regulation FD Disclosure
PSEG and PSE&G
On May 3, 2022, PSEG conducted an earnings call regarding its results for the three months ended March 31, 2022. A copy of the slideshow presentation used during the earnings call is furnished as Exhibit 99.1 to this Form
8-K.
Item 9.01 Financial Statements and Exhibits

Exhibit 99	Press Release dated May 3, 2022
Exhibit 99.1	Slideshow Presentation
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: May 3, 2022
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: May 3, 2022

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Unapproved Programs Expanded investment program firms compound annual rate base growth over the five year period Chart excludes Construction Work in Process (CWIP). Year-end 2021 CWIP balance was ~$1.2B. Note: Hashed portion of the chart represents unapproved programs including IAP filing, Energy Strong extension, CEF-ES, Vehicle Innovation and Electrification and assumes a higher level of investment for the GSMP and CEF-EE program extensions. The current program run rates for GSMP and CEF-EE are expected to continue and are included in the lower end of the range. ($ Millions) YE 2021- YE 2025E 7.

Non-GAAP Operating Earnings* E=Estimate; A=Actual Note: The total of 2021E Original Guidance ranges are wider than the consolidated band to allow for variability by business, as they are often offset in consolidated results. * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and CFIO. $3.35 – $3.55E $3.35 – $3.55E Multi-year EPS growth rate of 5% - 7% from the 2022 guidance midpoint to 2025 PSEG – Re-affirming Full-Year 2022 Guidance Includes PSEG Fossil’s results excluding depreciation expense which ceased when assets were moved to held for sale in Augu

Regulatory and Policy Initiatives Update NJBPU=New Jersey Board of Public Utilities; RTO=Regional Transmission Organization; ROE=Return on Equity State Regulatory Proceedings Infrastructure Advancement Program filing: PSE&G’s jobs and economic stimulus focused, $848 million, four-year investment proposal Based on current procedural schedule, NJBPU action expected in fall 2022 NJBPU proceedings on Offshore Wind Transmission (State Agreement Approach) PSEG submitted several proposals for both onshore (PSE&G) and offshore (Coastal Wind Link JV) solutions to integrate NJ’s 7,500 MW offshore wind target by 2035; NJBPU decision is anticipated Q3/Q4 2022 Investment Priorities Aligned with NJ’s Clean Energy Agenda NJBPU stakeholder meetings on Offshore Wind Transmission held in March and April PSEG’s 25% interest in Ørsted's 1,100 MW Ocean Wind 1 (2025 fully in service) project expands carbon-free fleet with contracted, renewable generation supporting New Jersey’s goal of 100% clean energy by 2050 NJBPU expected to address the balance of ~$0.2 billion of CEF filings (medium and heavy-duty Electric Vehicles and Energy Storage) in conjunction with future stakeholder proceedings on each of the initiatives Federal Energy Regulatory Commission (FERC) FERC RTO incentive ROE adder remains in place while FERC continues to assess its proposed elimination

Reconciliation of Non-GAAP Operating Earnings B Includes the financial impact from positions with forward delivery months. Full year 2021 amounts include a pre-tax loss of $298 million for the make-whole premium paid upon the early redemption of PSEG Power's debt and other non-cash debt extinguishment costs. Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, the additional investment tax credit (ITC) recapture related to the sale of PSEG Solar Source, and leveraged lease related activity, which is calculated at a combined leveraged lease effective tax rate. Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the three months ended March 31, 2022 and for the year ended December 31, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 504 million for the three months ended March 31, 2022 and 507 million for the year ended December 31, 2021, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income/(Loss).